                                                                    EXHIBIT 10.4


                             SUBORDINATION AGREEMENT


         THIS SUBORDINATION AGREEMENT ("Agreement") is made this 27th day of August, 2002, by and among PRG-Schultz International, Inc., a Georgia corporation ("PRGX") and Blum Strategic Partners II, L.P. and Blum Strategic Partners II GMBH & Co. KG (collectively with their permitted assignees, "Blum") and Schultz PRG Liquidating Investments, Ltd., a Texas limited partnership ("LP").

                              W I T N E S S E T H:


         WHEREAS, on the date hereof, LP granted to PRGX an option (the "Option") to purchase 1,446,168 shares of Common Stock of PRGX ("Option Shares") pursuant to that certain Second Option Agreement of even date herewith ("Option Agreement");

         WHEREAS, on the date hereof, Blum loaned $12,610,584.96 to LP as evidenced by secured promissory notes of even date herewith ("Notes") and, as security for its payment obligations under the Notes, the LP has granted a security interest in and pledged the Option Shares (hereafter, the "Pledged Shares") to Blum, pursuant to Pledge Agreements of even date herewith ("Pledge Agreements");

         WHEREAS, on the date hereof, the LP and its affiliates sold an aggregate of 4,338,507 shares of PRGX Common Stock to affiliates of Blum;

         WHEREAS, PRGX has granted registration rights to Blum with respect to shares of PRGX Common Stock pursuant to a registration rights agreement, without which Blum would not have acquired the 4,338,507 PRGX Shares referred to above;

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Blum's right to realize upon the Pledged Shares upon an Event of Default under the Pledge Agreements and/or the Notes shall be subordinate to the rights of PRGX to such Pledged Shares (but not to the proceeds thereof) under the Option Agreement.

         2. Blum hereby agrees (i) that until the expiration of the Option Agreement it will take no action with respect to the Pledged Shares or any portion thereof pursuant to the Pledge Agreements, nor will it take any action against the LP to interfere with or impair PRGX's ability to obtain full right, title, and interest in the Pledged Shares or any portion thereof pursuant to the exercise of the Option Agreement and purchase of the Pledged Shares thereunder and (ii) that, upon the full exercise of the Option under the Option Agreement, the Pledge Agreements will be cancelled and terminated, provided that notwithstanding anything herein to the contrary, Blum shall at all times be permitted to exercise the First Blum Option (as defined in the Notes) in accordance with its terms.

         3. Upon repayment of the Notes in whole or in part by LP to Blum in accordance with Section 3.1 of the Notes, Blum shall release the number of Pledged Shares relating to such repayment to the LP, as agent on behalf of the parties to deliver such shares to PRGX. In the event an Event of Default occurs (as defined in the Notes) and is continuing, and notice thereof is given to PRGX prior to payment under the Option Agreement, PRGX shall, if it exercises the



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Option, hold the Purchase Price therefor in trust for the benefit of Blum and/or
LP in accordance with the terms of the Option Agreement. The parties hereto hereby acknowledge that PRGX shall have no liability to any party on account of its failure to disburse the Purchase Price for the Pledged Shares in the event of any dispute as to whom is entitled to receive such Purchase Price. In such event, PRGX shall have the right to retain the funds and disburse them (a) in accordance with joint instructions from Blum and LP, (b) in accordance with the final order of a court of competent jurisdiction, or (c) by deposit by PRGX of the Purchase Price for the Pledged Shares with said court, pending a final decision of such controversy. The parties hereto further agree that PRGX shall not be liable for failure of the depository and shall only be liable otherwise in the event of its gross negligence or willful misconduct.

         4. COLLECTION OF PROCEEDS. Nothing herein contained shall limit or restrict the right of Blum to collect any proceeds paid to LP upon the exercise of the Option Agreement.

         5.       MISCELLANEOUS.

         (A) GOVERNING LAW. THIS AGREEMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         (B) MODIFICATIONS. No modification of or amendment to this Agreement, nor any waiver or any rights under this Agreement, shall be effective unless in writing signed by all of the parties to this Agreement. The failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

         (C) NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, telecopied (with confirmation of receipt), delivered by nationally-recognized overnight express service or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

If to Blum, to:
                           Blum Strategic Partners II, L.P.
                           909 Montgomery Street
                           Suite 400
                           San Francisco, California  94133
                           Telephone:  (415) 434-1111
                           Facsimile:  (415) 434-3130
                           Attention:  Murray Indick

                           With a copy to:

                           Simpson Thacher & Bartlett
                           3330 Hillview Avenue
                           Palo Alto, CA 94304
                           Telephone: (650) 251-5000
                           Facsimile: (650) 251-5002
                           Attention: Michael Nooney


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If to the PRGX, to:
                           PRG-Schultz International, Inc.
                           2300 Windy Ridge Parkway
                           Suite 100 North
                           Atlanta, GA  30339-8426
                           Telephone: (770) 779-3051
                           Telecopy: (770) 779-3034
                           Attention: Clinton McKellar, Jr.
                           Senior Vice President and General Counsel

                           With a copy to:

                           Arnall Golden Gregory LLP
                           1201 W. Peachtree Street, Suite 2800
                           Atlanta, GA  30309-3400
                           Telephone:  404 (873)-8700
                           Telecopy:  404 (873)-8701
                           Attention: Jonathan Golden

If to LP:                  Schultz PRG Liquidating Investments, Ltd
                           9241 LBJ Freeway
                           Dallas, Texas 75243
                           Attention:  Howard Schultz
                           Telefax:  (972) 690-7564

                           With a copy to:

                           Malouf, Lynch, Jackson & Swinson
                           600 Preston Commons East
                           8115 Preston Road
                           Dallas, Texas 75225
                           Attention:  Curtis Swinson, Esq.
                           Telefax:  (214) 273-0567

or to such other address as the person to whom notice is to be given may have previously furnished to the other in writing in the manner set forth above, provided that notice of a change of address shall be deemed given only upon receipt.

         (D) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

         (E) SUCCESSORS AND ASSIGNS. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by PRGX's and Blum's respective successors and assigns and any assignee of the Notes held be Blum shall be bound by this Agreement.

         (F) SPECIFIC PERFORMANCE. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for the other parties' failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each


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of them, respectively, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

         (G) FURTHER ASSURANCES. PRGX and Blum agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary or desirable in order to implement the transactions contemplated by this Agreement and the transfer of any shares of PRGX Common Stock under that certain Purchase Agreement dated as of the date hereof between Blum and Berkshire Fund V Investment Corp.

         (H) TERMINATION. This Agreement will terminate upon the earlier of the expiration of the Option Agreement or indefeasible payment of the Note by LP in accordance with the terms thereof.

         (I) CAPITALIZED TERMS. Capitalized terms defined in the Note and not otherwise defined herein shall have the meanings set forth in the Note.


                         [SIGNATURES ON FOLLOWING PAGES]


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                       PRG-SCHULTZ INTERNATIONAL, INC.


                                       By:  /s/ Clinton McKellar, Jr.
                                           ------------------------------------
                                       Name:    Clinton McKellar, Jr.
                                             ----------------------------------
                                       Its:  General Counsel and Secretary
                                            -----------------------------------



                                       BLUM STRATEGIC PARTNERS II, LP

                                       By: BLUM STRATEGIC GP II, L.L.C.,
                                       Its: General Partner



                                       By:   /s/ Murray A. Indick
                                           ------------------------------------
                                       Name:   Murray A. Indick
                                             ----------------------------------
                                       Its:    Member
                                            -----------------------------------



                                       BLUM STRATEGIC PARTNERS II GMBH & CO. KG

                                       By: BLUM STRATEGIC GP II, L.L.C.,
                                       Its: Managing Limited Partner



                                       By:   /s/ Murray A. Indick
                                           ------------------------------------
                                       Name:   Murray A. Indick
                                             ----------------------------------
                                       Its:    Member
                                            -----------------------------------



                                       LP:
                                       SCHULTZ PRG LIQUIDATING
                                       INVESTMENTS, LTD.


                                                By: SCHULTZ PRG LIQUIDATING
                                                       INVESTMENTS GP, LLC
                                                Its: General Partner


                                                By: /s/ Howard Schultz
                                                   ----------------------------
                                                   Name: Howard Schultz, Manager


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